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                                      UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): December 11, 2008

                                    EDISON INTERNATIONAL
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-9936                  95-4137452
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-2222
                    (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            In connection with changes made to Edison International's Corporate Governance
Guidelines to enhance the duties and responsibilities of its Lead Director, effective
December 11, 2008, the Board of Directors of Edison International adopted an amendment to
Article IV, Section 9 of the Bylaws of Edison International.  The amendment changes the order of succession to the Chairman's duties in the Chairman's absence or disability to clarify that any member of the Board of Directors who has been designated as a Lead
Director shall be first in order to preside at any Board meetings where the Chairman is not present.  The foregoing description is qualified by reference to the Bylaws of Edison
International, as amended to and including December 11, 2008, filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits

        See the Exhibit Index below.

                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDISON INTERNATIONAL
                                               (Registrant)

                                       /s/ Linda G. Sullivan
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                                       Linda G. Sullivan
                                       Vice President and Controller

Date:  December 15, 2008

                                       EXHIBIT INDEX

Exhibit No.     Description

3.1             Bylaws of Edison International, as Amended to and
                including December 11, 2008.